Exhibit 10.1
DAM HOLDINGS, INC.
2009 CONSULTANT STOCK COMPENSATION PLAN

THIS CONSULTANT COMPENSATION PLAN (the "Plan") is made as of the date first written below, among DAM HOLDINGS, INC., a Nevada corporation ("COMPANY"); and the following individual who has executed and delivered this Plan by the execution and delivery of the Counterpart Signature Pages which are designated as Exhibit "A" hereof (the "Consultant").

WHEREAS, the Board of Directors of COMPANY has adopted this written compensation plan for compensation of the individual consultants who are natural persons; and

WHEREAS, COMPANY has, from time to time, engaged the Consultants to provide services at the request of and subject to the satisfaction of its management; and

WHEREAS, Consultants have or will provide services at the request and subject to the approval and acceptance of the management of COMPANY; and

WHEREAS, a general description of the nature of the services performed and/or to be performed by the Consultant and the maximum value of such services under and pursuant to this Plan are listed in the Counterpart Signature Pages and exhibits thereto; and

WHEREAS, COMPANY and the Consultant intend that this Plan and the services performed hereunder shall be made, requested and performed in such a manner that this Plan shall be a "written compensation agreement" as defined in Rule 405 of the Securities and Exchange Commission ("Commission") pursuant to which COMPANY may issue up to 1,000,000 "freely tradeable" shares (except as may be limited by "affiliate" status) of its common stock as payment for services rendered pursuant to an S-8 Registration Statement to be filed with the Commission by COMPANY;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

SECTION 1

Compensation Plan

1.1       Employment. COMPANY hereby employs the Consultant and the Consultant hereby accepts such employment, and has and will perform the services requested by management of COMPANY to its satisfaction during the term hereof. The services performed by the Consultant hereunder have been and will be personally rendered by the Consultant, and no one acting for or on behalf of the Consultant, except those persons normally employed by the Consultant in rendering services to others, such as secretaries, bookkeepers and the like.

1.2        Independent Contractors. Regardless of the Consultant's status as "employees" under Rule 405 of the Commission, all services rendered by the Consultant hereunder have been rendered as that of an independent contractor, and the Consultant shall be liable for any FICA taxes, withholding or other similar taxes or charges, and the Consultant shall indemnify and hold COMPANY harmless therefrom; it is understood and agreed that the value of all such items have been taken into account by the Consultant in computing the billable rate for the services the Consultant has rendered and agreed to render to COMPANY.

1.3        Term. All services performed at the request of COMPANY by the Consultant have either been performed and completed, or shall be performed within one year from the date hereof, at which time this Plan shall terminate, unless extended by written agreement of COMPANY and the Consultant for one additional year. If the Plan shall terminate, and options for unearned shares have been exercised and said shares issued to Consultant pursuant to this Plan, said shares shall be returned by Consultant(s) and canceled by COMPANY.

1.4        Payment. COMPANY and the Consultant agrees that COMPANY shall pay the Consultant for the services performed under this Plan by the issuance of shares of its common stock at a price per share as set forth in the attached agreements with and/or invoices from the Consultant; provided, however, such shares of common stock shall be issued pursuant to and shall be subject to the filing and effectiveness of a Registration Statement with the Commission on Form S-8 covering such shares.

1.5        Common Stock Price. To the extent deemed required or necessary and for all purposes of this Plan, the Consultant shall have an "option" covering such shares of common stock at the per share price set forth in paragraph 1.4 above during the term hereof; the Consultant assumes the risk of any decrease in the per share price or value of the shares of common stock of COMPANY that may be issued by COMPANY for services performed by the Consultant hereunder, and the Consultant agrees that any such decrease shall in no way affect the rights, obligations or duties of the Consultant hereunder.

1.6        Limitation on Services. None of the services rendered by the Consultant and paid for by the issuance of shares of common stock or options for the purchase of shares of common stock of COMPANY shall be services related to any "capital raising" or "stock promotion" transaction.

1.7        Delivery of Shares. Upon effectiveness of the Registration Statement on Form S-8 covering the shares or options for the purchase of shares, one or more stock or option certificates representing such shares shall be delivered to the Consultant at the address listed on the Counterpart Signature Pages, unless another address shall be provided to COMPANY in writing prior to the issuance of such shares.

1.8        Adjustments in the Number of Shares of Common Stock and Price Per Share. COMPANY and the Consultant agree that the per share price of shares of common stock that may be issued by COMPANY to the Consultant for services performed under this Plan has been arbitrarily set by COMPANY; however, in the event COMPANY shall undergo a merger, consolidation, reorganization, recapitalization, declare a stock dividend of its shares of common stock or cause to be implemented a forward or reverse stock split which affects the present number of issued and outstanding shares of common stock of COMPANY prior to the issuance of shares to the Consultant, that the per share price and the number of shares issuable to the Consultant for services actually rendered hereunder after such event shall be appropriately adjusted to reflect any such event.

1.9        Effective Date. The Effective Date of this Plan shall be the date set forth on the respective Counterpart Signature Pages.

SECTION 2

Representations and Warranties of COMPANY

COMPANY represents and warrants to, and covenants with, the Consultant as follows:

2.1        Corporate Status. COMPANY is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

2.2        Compensation Plan. The Board of Directors of COMPANY has duly adopted a Compensation Plan as defined in Rule 405 of the Commission pursuant to which COMPANY may issue "freely tradeable" shares of its common stock as payment for services rendered, subject to the filing and effectiveness of an S-8 Registration Statement to be filed with the Commission by COMPANY.

2.3        Registration Statement on Form S-8. COMPANY shall engage the services of a competent professional to prepare and file a Registration Statement on Form S-8 with the Commission to cover the shares of common stock to be issued under the Plan; shall cooperate with such professional in every manner whatsoever to the extent reasonably required or necessary so that such Registration Statement shall be competently prepared, which such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and which such Registration Statement shall become effective immediately upon its filing; such Registration Statement shall be prepared at the sole cost and expense of COMPANY; and COMPANY will provide to the Consultant prior to the issuance and delivery of any such shares of common stock a copy of such Registration Statement, the Compensation Plan adopted by its Board of Directors, all quarterly, annual or current reports or other documents incorporated by reference into such Registration Statement and any other similar reports filed or publicly disseminated following the effective date of any such Registration Statement.

2.4        Federal and State Securities Laws, Rules and Regulations. COMPANY shall fully comply with any and all federal or state securities laws, rules and regulations governing the issuance of any such shares of common stock.

2.5        Limitation on Services. COMPANY shall not request the Consultant to perform any services in connection with any "capital raising" or "stock promotion" transaction under this Plan.

2.6        Reports With The Commission. COMPANY is required to file reports with the Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and COMPANY has or will file with the Commission all reports required to be filed by it forthwith, and shall continue to file such reports with the Commission timely so long as required, but for a period of not less than one year; and such reports are or will be true and correct in every material respect.

2.7        Corporate Authority and Due Authorization. COMPANY has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder. Execution of this Plan and performance by COMPANY hereunder have been duly authorized by all requisite corporate action on the part of COMPANY, and this Plan constitutes a valid and binding obligation of COMPANY and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of COMPANY.

SECTION 3

Representations and Warranties of the Consultant

Consultant represents and warrants to, and covenants with, COMPANY as follows:

3.1        Employment. Consultant hereby accepts employment by COMPANY for the services performed pursuant to this Agreement. The services performed by the Consultant hereunder have been personally rendered by the Consultant, and no one acting for or on behalf of the Consultant.

3.2        Accredited Investors. Consultant represents and warrants that, by reason of income, net assets, education, background and business acumen, the Consultant has the experience and knowledge to evaluate the risks and merits attendant to an investment in shares of common stock of COMPANY, either singly or through the aid and assistance of a competent professional, and is fully capable of bearing the economic risk of loss of the total investment of services; further, Consultant is an "accredited investor" as that term is defined under the 1933 Act or the rules and regulations promulgated thereunder.

3.3        Suitability of Investment. Prior to the execution of this Plan, Consultant shall have provided the services outlined in the respective Counterpart Signature Pages to COMPANY, and the Consultant, singly, or through the advice of a competent professional, fully believe that an investment in shares of common stock of COMPANY is a suitable investment for the Consultant.

3.4        Limitation on Services. None of the services rendered by the Consultant and paid for by the issuance of shares of common stock of COMPANY shall be services related to any "capital raising" transaction.

3.5        Authority and Authorization. Consultant has full power and authority to enter into this Plan and carry out the obligations hereunder. Execution of this Plan and performance by the Consultant hereunder constitutes a valid and binding obligation of the Consultant and performance hereunder will not violate any other agreement to which any of the Consultant is a party.

SECTION 4

Indemnity

COMPANY and the Consultant agree to indemnify and hold the other harmless for any loss or damage resulting from any misstatement of a material fact or omission to state a material fact by the other contained herein or contained in the S-8 Registration Statement of COMPANY to be filed hereunder, to the extent that any misstatement or omission contained in the Registration Statement was based upon information supplied by the other.

SECTION 5

Termination

Prior to the performance of services hereunder, this Plan may be terminated (1) by mutual consent of COMPANY and the respective Consultant in writing; (2) by either the Directors of COMPANY or the respective Consultant if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; and (3) shall automatically terminate at the expiration of the term hereof, provided, however, all representations and warranties shall survive the termination hereof; provided, further, however, that any obligation of COMPANY to pay for any services actually rendered by the Consultant hereunder shall survive any such termination.

SECTION 6

General Provisions

6.1        Further Assurances. At any time, and from time to time, after the execution hereof, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to carry out the intent and purposes of this Plan.

6.2        Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested.

6.3        Entire Agreement. This Plan constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

6.4        Headings. The section and subsection headings in this Plan are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Plan.

6.5        Governing law. This Plan shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

6.6        Assignment. Neither COMPANY nor the Consultant can assign any rights, duties or obligations under this Plan, and in the event of any such assignment, such assignment shall be deemed null and void.

6.7           Counterparts. This Plan may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Plan effective the day and year first above written.

DAM HOLDINGS, INC.

By:____________________________
Print Name:
Print Title:

EXHIBIT "A"

CONSULTANT COMPENSATION AGREEMENT

COUNTERPART SIGNATURE PAGE

THIS COUNTERPART SIGNATURE PAGE for that certain Consultant Compensation Agreement between DAM HOLDINGS, INC. and the undersigned Consultant is executed as of the date set forth herein below.

______________________________
Signature
______________________________
Address
______________________________
City State Zip

Date: ____________________

Number of Shares and Maximum Value of Services

General Description of Services to be Performed

See Exhibit A-1 attached hereto and incorporated herein by reference as set forth and as will be set forth in invoices for _______________ shares of COMPANY common stock, at ____($___) per share.

EXHIBIT A-1

Date: _______________

Via Facsimile

DAM Holdings, Inc.
52-66 Iowa Avenue
Paterson, NJ 07503

Re: Compensation

Gentlemen:

This will confirm for purposes of any filing requirements the work performed in exchange for the shares of COMPANY that COMPANY agreed to have issued to me.

1.        ____________ shares represent the stock portion of my fee for work related to the services as set forth on the accompanying invoice.

Please call with any questions you may have.

Sincerely,

______________________________
Signature
______________________________
Address
______________________________
City State Zip

DAM HOLDINGS INC.

2009 CONSULTANTS STOCK COMPENSATION PLAN
STOCK OPTION

THIS STOCK OPTION evidences that, subject to the following terms and conditions, on the date that first appears below (the "Grant Date"), DAM HOLDINGS, INC., a Nevada Corporation, (the "Company") granted to the person whose name first appears below (the "Consultant") a stock option (the "Option") for the purchase of shares of the Company’s common stock $0.00015 par value (the “Stock”), at an option price per share (the "Option Price") as more fully set forth herein, for service provided as a consultant to the Company.

SECTION 1

Definitions.  For purposes of this Option, following terms are defined as set forth below:

(a)        "Board" means the Board of Directors of the Company.

(b)        "Change of Control" shall have the meaning set forth in Section 5 below.

(c)        "Committee" means the Committee referred to in Section 3 below.

(d)        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(e)        "Fair Market Value" means the closing sale price as of any given date of a share of Stock if the Stock is listed on a national securities exchange or quoted on the Nasdaq system or, if no such closing price is available on such date, such closing price as reported for the immediately preceding business day.  If the Stock is not listed on a national securities exchange or quoted on an electronic stock trading system, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

(f)        "Rule 16b-3" means the exemption under Rule 16b-3 to Section 16(b) of the Exchange Act, as amended from time to time.

(g)        “Grant Date”, “Expiration Date”, “Number of Shares” and “Exercise Price” shall mean:

Grant Date	Expiration Date	Number of Shares	Exercise Price

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.  For purposes of the definitions set forth in this Section 1, the singular shall include the plural and the plural shall include the singular.

SECTION 2.  Stock Option.  The Option shall be subject to the following terms and conditions:

(a)        Exercisability and Term. The Option shall be immediately exercisable and shall expire on the Expiration Date as set forth in Section 1 herein but in no event shall such Option be exercised after the tenth (10th) anniversary of the Grant Date.

(b)        Method of Exercise. Subject to the provisions of this Section 2, the Option may be exercised (to the extent then exercisable), in whole or in part, at any time during the Option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by check or such other instrument as the Company may accept. Payment in full or in part also may be made in the form of unrestricted common stock of the Company already owned by the holder of this Option; provided that if the Option is exercised using unrestricted common stock of the Company already owned by the holder, such stock must have been held by the holder for at least six (6) months or by the net issuance of the number of shares exercised reduced by a number of shares equal to the total exercise price divided by the Fair Market Value of the Stock.

In the discretion of the Committee, payment for any Stock subject to the Option also may be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The value of already owned shares of common stock of the Company exchanged in full or partial payment for the shares purchased upon the exercise of the Option shall be equal to the aggregate Fair Market Value of such already owned shares of stock on the date preceding the exercise of the Option (and transfer of such already owned shares to the account of the Company).

(c)        Non-transferability of Option.  The Option shall not be transferable by the Optionee other than by will or by the laws of descent and distribution, and the Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the term "Optionee" include the guardian and legal representative of the Optionee and any person to whom the Option is transferred by will or the laws of descent and distribution.

(d)        Cashing out of Option.  On receipt of written notice of exercise, the Committee may elect to cash out all or part of the Option to be exercised by paying the Optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of a share of Stock over the Option price times the number of shares of Stock subject to the Option on the effective date of such cash out.

SECTION 3.  Administration.

This Option shall be administered by Board of Directors of the Company or  by the Compensation Committee ("Committee") of the Board or such other committee of the Board, composed of not less than two (2) members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director"

under Rule 16b-3 and an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto. If at any time no Committee shall be in place, the functions of the Committee specified in this Option shall be exercised by the Board.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Option as it shall, from to time, deem advisable; to interpret the terms and provisions of this Option; and to otherwise supervise the administration of this Option.

The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. Any determination made by the Committee pursuant to the provisions of this Option with respect to the Option shall be made in its sole discretion at the time of the grant of the Option or, unless in contravention of any express term of this Option, at any time thereafter. All decisions made by the Committee pursuant to the provisions of this Option shall be final and binding on all persons, including the Company and the Optionee.

SECTION 4.     Adjustments.

In the event of any merger, reorganization, consolidation, recapitalization (including, but not limited to, the issuance of common stock or any securities convertible into common stock in exchange for securities of the Company), stock dividend, stock split or reverse stock split, extraordinary distribution with respect to the Stock or other similar change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the number and Option price of shares subject to the Option granted under this Options as may be determined to be appropriate by the Committee, in its sole discretion; provided, however, that the number of shares subject to the Option always shall be a whole number.

SECTION 5.  Change of Control.

Upon the occurrence of a Change of Control, the Committee, in its discretion, shall have the right (but not the obligation) to cash out prior to the transaction the Option by paying the Optionee an amount, in cash or common stock, equal to the excess of the Fair Market Value of a share of Stock over the Option price per share of Stock times the number of shares of Stock subject to the Option on the effective date of the cash out (in which event the Option shall thereupon expire).

For purposes of this Plan, "Change of Control" means the occurrence of any of the following events:

(a)        the acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules there under, including, without limitation, Rule 13d-5(b)) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("voting securities") of the Company that represent 35% or more of the combined voting power of the Company's then outstanding voting securities, other than

(i)        an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(ii)        an acquisition of voting securities by the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(iii)        an acquisition of voting securities pursuant to a transaction described in clause (c) below that would not be a Change of Control under clause (c);

(b)        a change in the composition of the Board that causes less than a majority of the directors of the Company to be directors that meet one or more of the following descriptions:

(i)        a director who has been a director of the Company for a continuous period of at least 24 months, or

(ii)       a director whose election or nomination as director was approved by a vote of at least two-thirds of the then directors described in clauses (b)(i), (ii), or (iii) by prior nomination or election, but excluding, for the purpose of this subclause (ii), any director whose initial assumption of office occurred as a result of an actual or threatened (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or  (z) tender offer, merger, sale of substantially all of the Company's assets, consolidation, reorganization, or business combination that would be a Change of Control under clause (c) on consummation thereof, or

(iii)      who were serving on the Board as a result of the consummation of a transaction described in clause (c) that would not be a Change of Control under clause (c);

(c)        the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction

(i)        that results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least 50% of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

(ii)        after which more than 50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the Board's approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time), and

(iii)       after which no person or group beneficially owns voting securities representing 35% or more of the combined voting power of the Successor Entity, unless the Board determines in its discretion that beneficial ownership by a person or group of voting securities representing 35% or more of the combined voting power of the Successor Entity shall not be deemed a Change of Control; or

(d)        a liquidation or dissolution of the Company.  For purposes of clarification, an acquisition of Company securities by the Company that causes the Company's voting securities beneficially owned by a person or group to represent 35% or more of the combined voting power of the Company's then outstanding voting securities is not to be treated as an "acquisition" by any person or group for purposes of clause (a) above. For purposes of clause (a) above, the Company makes the calculation of voting power as if the date of the acquisition were a record date for a vote of the Company's shareholders, and for purposes of clause (c) above, the Company makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of the Company's shareholders.

SECTION 6.     Amendment.

The Board may amend this Option, but no amendment shall be made that would (i) impair the rights of the Optionee without the Optionee's consent, except such an amendment made to cause this Option to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify this Option from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law.

SECTION 7.     General Provisions.

(a)        Compliance with Laws.  The Option shall not be exercised and no related share certificates shall be delivered if in the sole discretion of the Company any requisite approval, consent, registration or other qualification of any stock exchange upon which the securities of the Company may then be listed, the Securities and Exchange Commission or other governmental authority having jurisdiction over the exercise of the Option or the issuance of shares shall not have been secured.

(b)        Beneficiary.  The Committee shall establish such procedures as it deems appropriate for the Optionee to designate a beneficiary to whom any amounts payable in the event of the Optionee's death are to be paid.

(c)        Severability.  If any provisions of this Option shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of this Option or the subject agreement.

(d)        Governing Law.  This Option shall be governed by and construed in accordance with the laws of the State of Nevada.

(e)        Merger Clause.  This Option supersedes any and all understandings between the Company and the Optionee with respect to the Option and, except as otherwise provided herein, this Option may be amended only in writing signed by the Company and the Optionee.

(f)        Headings.  The headings in this Option are for reference purposes only and shall not affect in any way the meaning or interpretation of thereof.

PLEASE INDICATE YOUR UNDERSTANDING AND ACCEPTANCE OF THE FOREGOING BY SIGNING AND RETURNING A COPY OF THIS OPTION.

DAM HOLDINGS, INC.

By:
Print Name:	Date
Print Title:

I hereby acknowledge receipt of the Option granted on the Grant Date which has been granted to me under the foregoing terms and conditions. I further agree to conform to all of the terms and conditions of the Option.

CONSULTANT

Signature	Date

Print Name	Taxpayer I.D. Number

Address	Telephone Number
City         State         Zip